CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8350-00

This Contract Service Arrangement Agreement ("Agreement") is by and between BellSouth Telecommunications, Inc., a Georgia corporation, d/b/a/ BellSouth ("Company") and US Data Authority ("Customer or Subscriber"), and is entered into pursuant to Tariff Section A5 of the General Subscriber Service Tariff. This Agreement is based upon the following terms and conditions as well as any Attachment(s) affixed and the appropriate lawfully filed and approved tariffs which are by this reference incorporated herein.

1. Subscriber requests and Company agrees, subject to the terms and conditions herein, to provide the service described in the Attachment(s) at the monthly and non/recurring rates, charges, and conditions as described in the Attachment(s)("Services"). The rates, charges and conditions as described in the Attachment(s) are binding upon Company and Subscriber for the duration of this Agreement. For the purposes of the effectiveness of the terms and conditions contained herein, this Agreement shall become effective upon execution by both parties. For purposes of the determination of any service period stated herein, said service period shall commence the date upon which installation of the service is completed.

2. Subscriber agrees to subscribe to and Company agrees to provide any additional tariffed services required for the installation of the Service. Subscriber agrees to be responsible for all rates, charges, and conditions for such tariffed services.

3. This Agreement is subject to and controlled by the provisions of Company's or any of its affiliated companies' lawfully filed and approved tariffs, including but not limited to Section A2 of the General Subscriber Services Tariff and No. 2 of the Federal Communications Commission Tariff and shall include all changes to said tariffs as may be made from time to time. All appropriate tariff rates and charges shall be included in the provision of this service. The tariff shall supercede any conflicting provisions of this Agreement, with the exception of the rates and charges herein, in the event any part of this Agreement conflicts with terms and conditions of Company's or any of its affiliated companies' lawfully filed and approved tariffs.

4. This Agreement may be subject to the appropriate regulatory approval prior commencement of installation. Should such regulatory approval be denied, after a proper request by Company, this Agreement shall be null, void, and of no effect.

5. If Subscriber cancels this Agreement prior to the completed installation of the Service, but after the execution of this Agreement by Subscriber and Company, Subscriber shall pay all reasonable costs incurred in the implementation of this Agreement prior to receipt of written notices of cancellation by Company. Notwithstanding the foregoing, such reasonable costs shall not exceed all costs which would apply if the work in the implementation of this Agreement had been completed by Company.

6. The rates, charges and conditions described in the Attachment(s) may be based upon information supplied to Company the Subscriber, including but not limited to forecasts of growth. If so, subscriber agrees to be bound by the information provided to Company. Should Subscriber fail to meet is forecasted level of service requirements at any time during the term of this Agreement, Subscriber shall pay all reasonable costs associated with its failure to meet its projected service requirements.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8350-00

7. (a) If Subscriber cancels this Agreement at any time prior to the expiration of the service period as set forth in this Agreement, Subscriber shall be responsible for all termination charges. Unless otherwise specified by the tariff, termination charges are defined as all reasonable charges due or remaining as a result of the minimum service period agreed to by the Company and Subscriber and set forth in the Attachment(s)

7. (b) Subscriber further acknowledges that it has options for its telecommunication services from providers other than BellSouth and that it has chosen BellSouth to provide the services in this Agreement. Accordingly, if Subscriber assigns this Agreement to a certified reseller of BellSouth local services and the reseller executes a written document agreeing to assume all requirements of this Agreement, Subscriber will not be billed termination charges. However, Subscriber agrees that in the event it fails to meet its obligations under this Agreement or terminates this Agreement or services purchased pursuant to this Agreement in order to obtain services from a facilities based service provider or a service provider that utilizes unbundled network elements, Subscriber will be billed, as appropriate, termination charges as specified in this Agreement.

8. This Agreement shall be construed in accordance with the laws of the State of Florida.

9. Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, hand delivered, or United States mail, postage prepaid, addressed to the appropriate party at the address set forth below. Either party hereto may change the name and address to whom all notices or other documents required under this Agreement must be sent at any time by giving written notice to the other party.

Company

BellSouth Telecommunications, Inc.
Assistant Vice President
6451 N Federal Hwy Rm 509
Ft. Lauderdale, FL 33308

Subscriber

US Data Authority
3500 NW Boca Raton Blvd
Boca Raton, FL 33431

10. Subscriber may not assign its rights or obligations under this Agreement without the express written consent of Company and only pursuant to the conditions contained in the appropriate tariff.

11. In the event that one or more of the provisions contained in this Agreement or incorporated within by reference shall be invalid, illegal, or unenforceable in any respect under any applicable

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8350-00

statute, regulatory requirement or rule of law, then such provisions shall be considered inoperative to the extent of such invalidity, illegality, or unenforceability and the remainder of this Agreement shall continue in full force and effect.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8350-00
Option 1 of 1

This rate is valid through: 1/30/01.

Estimated services interval following acceptance date: Negotiable weeks.

Service description:
This Contract Service Arrangement (CSA) provides for intraLATA Frame Relay service and Broadband Exchange Line-Fast Packet Option (FPO) service.

This Agreement provides for a [**] ([**]) month period.

IN WITNESS WEHREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the dates set forth below:

Accepted by:

Subscriber:
US Data Authority

By: /S/ Dominick F. Maggio
Authorized Signature

Printed Name: Dominick Maggio

Title: COO

Date: 10-3-00

Company:
BellSouth Telecommunications, Inc.

By: ______________________________

Printed Name: ______________________

Title: Assistant Vice President

Date: _____________________________

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8350-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
1.	Customer Connection to Frame Relay, minimum of 1 required by Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLCE; (Provisioning USOC: XAPS1) 64 KBPS. each	$[**]	$[**]	[**]
2.	Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay service. Each Customer Connection includes 1 DLCI, (Provisioning USOC: XAFD1) 1.536 MBFPS, each	$[**]	$[**]	[**]
3.	Broadband Exchange Line-FPO, 64 KBPS, each	$[**]	$[**]	[**]
4.	Broadband Exchange Line-FPO, 1.536 MBNPS, each	$[**]	$[**]	[**]
5.	Committed Information Rate (CIR), (per CLC1) cannot exceed the minimum transmission speed of the link at either end of the PVC, 0 KBPS	$[**]	$[**]	[**]

NOTES:

All applicable rates and regulations for Frame Relay Service and Broadband Exchange Line-FPO service as set forth in their respective Tariffs are in addition to the rates and regulations contained in this CSA.

Non-recurring charges will not apply upon initial installation. However, if any of the service is disconnected prior to the expiration of this CSA, then Subscriber will pay full non-recurring.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8350-00
Option 1 of 1

RATES AND CHARGES

NOTES:

charges as identified below in addition to applicable termination liability, with the following exception: Application of the termination liability or the charges specified below will not apply when the Minimum Installed Quantity, as defined elsewhere in this Agreement, is maintained.

Rate Element #1 Rate Element #2 Rate Element #3 Rate Element #4 Contract Preparation Charge	$[**] each $[**] each $[**] each $[**] each $[**]

This Agreement is contingent upon subscriber ordering a quantity of [**] ([**]) Frame Relay Broadband Exchange Lines within [**] months if execution of this Agreement with a ramp up period of [**] ([**]) months to reach a minimum requirement of [**] ([**]) Frame Relay Broadband Exchange Lines, company agrees to waive the Non-recurring Charges and Termination Liability Charges for those Frame Relay Services disconnected, providing the MINIMUM INSTALLED QUANTITY requirements are maintained.

Should the above quantities not be attained within the time periods designated, the services will revert to the tariff at [**] ([**]) month recurring rates with full installation charges applied.

These rates and charges include the rate elements that have been specifically discounted. Other rate elements that are used in the provision of the service may not have been listed but can be found in the appropriate BellSouth tariff.

Apply appropriate End User Common Line charges for each Broadband Exchange Line as provided in the FCC No. 1 Tariff, Section 4.6.

END OF ARRANGEMENT AGREEMENT OPTION 1

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

ADDENDUM
AGREEMENT

Case Number FLOO-8350-00

THE UNDERSIGNED PARTIES, BellSouth Telecommunications, Inc., a Georgia corporation, d/b/a BellSouth ("Company") and US Data Authority ("Customer or Subscriber"), hereby agree, as acknowledged by their appropriate signatures as set out below, to amend and change Special Service Arrangement Agreement F00-8350-00. This Addendum Agreement is based upon the following terms and conditions as well as any Attachment(s) affixed and the appropriate lawfully filed and approved tariffs which are by this reference incorporated herein.

This Addendum is valid through 2/20/01/

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives on the dates set forth below.

Accepted by:

Subscriber:
US Data Authority

By: /S/ Dominick F. Maggio
Authorized Signature

Printed Name: Dominick F. Maggio

Title: COO/EVP

Date: 1-23-01

Company:
BellSouth Telecommunications, Inc.

By: ______________________________

Printed Name: ______________________

Title: Assistant Vice President

Date: _____________________________

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 1-23-01

ADDENDUM
AGREEMENT

Case Number FLOO-9001-00
Option 1 of 1

Service description:
This Addendum provides adding Customer Connections of 128 and 256 KBPS supplied for intraLATA Frame Relay Service for existing Contract Service Arrangement (CSA) FL00-8350-00.

This Agreement is cotermineus with CSA FL00-83001.

All rules and regulations of Contract Service Arrangement Agreement FL00-8350-00 apply to this Addendum Agreement.

There are no other changes, deletions, or additions to the above referenced Contract Service Arrangement Agreement included in this Addendum Agreement. All other terms and conditions as previously agreed and acknowledged remain unchanged and in full force.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 1-23-01

ADDENDUM
AGREEMENT

Case Number FLOO-9001-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
1.

Customer Connection to Frame Relay, minimum of 1 required by Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLCE; (Provisioning USOC: XAPS1) 128 KBPS. each
(Addendum to FL00-8350-00 - add 128 KBPS speed).

		$[**]	$[**]	[**]
2.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay service. Each Customer Connection includes 1 DLCI, (Provisioning USOC: XAFD1) 256 MBFPS, each
(Addendum to FL00-8350-00 - add 256 KBPS speed).

		$[**]	$[**]	[**]

NOTES:

All notices are applicable as per CSA FL00-8350-00.

Addendum to add additional notes as follows:

Non-recurring charges will not apply upon initial installation. However, if any of the service is disconnected prior to the expiration of this CSA, then Subscriber will pay full non-recurring charges as identified below in addition to applicable termination liability charges and a Contract Preparation Charge of one hundred sixty six ($166.00) dollars.

Rate Element # 1-2 $[**].00 each

Apply appropriate End User Common Line charges for each Broadband Exchange Line as provided in the FCC No. 1 Tariff, Section 4.6.

These rates and charges include the rate elements that have been specifically discounted. Other rate elements that are used in the provision of the service may not have been listed but can be found in the appropriate BellSouth tariff.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 1-23-01

ADDENDUM
AGREEMENT

Case Number FLOO-9001-00
Option 1 of 1

RATES AND CHARGES

NOTES:

END OF ARRANGEMENT AGREEMENT OPTION 1

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 1-23-01

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8348-00

This Contract Service Arrangement Agreement ("Agreement") is by and between BellSouth Telecommunications, Inc., a Georgia corporation, d/b/a/ BellSouth ("Company") and US Data Authority ("Customer or Subscriber"), and is entered into pursuant to Tariff Section A5 of the General Subscriber Service Tariff. This Agreement is based upon the following terms and conditions as well as any Attachment(s) affixed and the appropriate lawfully filed and approved tariffs which are by this reference incorporated herein.

1. Subscriber requests and Company agrees, subject to the terms and conditions herein, to provide the service described in the Attachment(s) at the monthly and non/recurring rates, charges, and conditions as described in the Attachment(s)("Services"). The rates, charges and conditions as described in the Attachment(s) are binding upon Company and Subscriber for the duration of this Agreement. For the purposes of the effectiveness of the terms and conditions contained herein, this Agreement shall become effective upon execution by both parties. For purposes of the determination of any service period stated herein, said service period shall commence the date upon which installation of the service is completed.

2. Subscriber agrees to subscribe to and Company agrees to provide any additional tariffed services required for the installation of the Service. Subscriber agrees to be responsible for all rates, charges, and conditions for such tariffed services.

3. This Agreement is subject to and controlled by the provisions of Company's or any of its affiliated companies' lawfully filed and approved tariffs, including but not limited to Section A2 of the General Subscriber Services Tariff and No. 2 of the Federal Communications Commission Tariff and shall include all changes to said tariffs as may be made from time to time. All appropriate tariff rates and charges shall be included in the provision of this service. The tariff shall supercede any conflicting provisions of this Agreement, with the exception of the rates and charges herein, in the event any part of this Agreement conflicts with terms and conditions of Company's or any of its affiliated companies' lawfully filed and approved tariffs.

4. This Agreement may be subject to the appropriate regulatory approval prior commencement of installation. Should such regulatory approval be denied, after a proper request by Company, this Agreement shall be null, void, and of no effect.

5. If Subscriber cancels this Agreement prior to the completed installation of the Service, but after the execution of this Agreement by Subscriber and Company, Subscriber shall pay all reasonable costs incurred in the implementation of this Agreement prior to receipt of written notices of cancellation by Company. Notwithstanding the foregoing, such reasonable costs shall not exceed all costs which would apply if the work in the implementation of this Agreement had been completed by Company.

6. The rates, charges and conditions described in the Attachment(s) may be based upon information supplied to Company the Subscriber, including but not limited to forecasts of growth. If so, subscriber agrees to be bound by the information provided to Company. Should Subscriber fail to meet is forecasted level of service requirements at any time during the term of this Agreement, Subscriber shall pay all reasonable costs associated with its failure to meet its projected service requirements.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8348-00

7.(a) If Subscriber cancels this Agreement at any time prior to the expiration of the service period as set forth in this Agreement, Subscriber shall be responsible for all termination charges. Unless otherwise specified by the tariff, termination charges are defined as all reasonable charges due or remaining as a result of the minimum service period agreed to by the Company and Subscriber and set forth in the Attachment(s)

7.(b) Subscriber further acknowledges that it has options for its telecommunication services from providers other than BellSouth and that it has chosen BellSouth to provide the services in this Agreement. Accordingly, if Subscriber assigns this Agreement to a certified reseller of BellSouth local services and the reseller executes a written document agreeing to assume all requirements of this Agreement, Subscriber will not be billed termination charges. However, Subscriber agrees that in the event it fails to meet its obligations under this Agreement or terminates this Agreement or services purchased pursuant to this Agreement in order to obtain services from a facilities based service provider or a service provider that utilizes unbundled network elements, Subscriber will be billed, as appropriate, termination charges as specified in this Agreement.

8. This Agreement shall be construed in accordance with the laws of the State of Florida.

9. Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, hand delivered, or United States mail, postage prepaid, addressed to the appropriate party at the address set forth below. Either party hereto may change the name and address to whom all notices or other documents required under this Agreement must be sent at any time by giving written notice to the other party.

Company

BellSouth Telecommunications, Inc.
Assistant Vice President
6451 N Federal Hwy Rm 509
Ft. Lauderdale, FL 33308

Subscriber

US Data Authority
3500 NW Boca Raton Blvd
Boca Raton, FL 33431

10. Subscriber may not assign its rights or obligations under this Agreement without the express written consent of Company and only pursuant to the conditions contained in the appropriate tariff.

11. In the event that one or more of the provisions contained in this Agreement or incorporated within by reference shall be invalid, illegal, or unenforceable in any respect under any applicable

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8348-00

statute, regulatory requirement or rule of law, then such provisions shall be considered inoperative to the extent of such invalidity, illegality, or unenforceability and the remainder of this Agreement shall continue in full force and effect.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8348-00
Option 1 of 1

This rate is valid through: 1/30/01.

Estimated services interval following acceptance date: Negotiable weeks.

Service description:
This Contract Service Arrangement (CSA) provides for intraLATA Frame Relay service and Broadband Exchange Line-Fast Packet Option (FPO) service at D53 dam speed.

This Agreement provides for a [**] ([**]) month period.

IN WITNESS WEHREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the dates set forth below:

Accepted by:

Subscriber:
US Data Authority

By: /S/ Dominick F. Maggio
Authorized Signature

Printed Name: Dominick Maggio

Title: COO

Date: 10-3-00

Company:
BellSouth Telecommunications, Inc.

By: ______________________________

Printed Name: ______________________

Title: Assistant Vice President

Date: _____________________________

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8348-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
1.	Customer Connection to Frame Relay, minimum of 1 required by Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1; (Provisioning USOC: XAPS1) 44.210 MBPS. each	$[**]	$[**]	[**]
2.	Broadband Exchange Line-FPO, 44.210 MBPS (DS3), each	$[**]	$[**]	[**]
3.	Committed Information Rate (CIR), (per DLC1) cannot exceed the minimum transmission speed of the link at either end of the PVC, 0 KBPS	$[**]	$[**]	[**]

NOTES:

All applicable rates and regulations for Frame Relay Service and Broadband Exchange Line-FPO service as set forth in their respective Tariffs are in addition to the rates and regulations contained in this Contract Service Arrangement.

The Subscriber will provide support structure, as required, for building entrances.

The following non-recurring charges will not apply upon initial installation. However, if any of the service is disconnected prior to the expiration of this CSA, then Subscriber will pay full non-recurring charges as identified below in addition to applicable termination liability charges and a Contract Preparation Charge of [**] ($205.00) dollars.
Rate Element #1 Rate Element #2	$[**] each $[**] each

Apply appropriate End User Common Line Charges for each Broadband Exchange Line as provided in the FCC No. 1 Tariff, Section 4.6.

These rates and charges include the rate elements that have been specifically discounted. Other

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

CONTRACT SERVICE ARRANGEMENT
AGREEMENT

Case Number FLOO-8348-00
Option 1 of 1

RATES AND CHARGES

NOTES:

rate elements that are used in the provision of the service may not been listed but can be found in the appropriate BellSouth tariff.

END OF ARRANGEMENT AGREEMENT OPTION 1

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 10-3-00

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00

THE UNDERSIGNED PARTIES, BellSouth Telecommunications, Inc., a Georgia corporation, d/b/a BellSouth ("Company") and US Data Authority ("Customer or Subscriber"), hereby agree, as acknowledged by their appropriate signatures as set out below, to amend and change Special Service Arrangement Agreement F00-8348-00. This Addendum Agreement is based upon the following terms and conditions as well as any Attachment(s) affixed and the appropriate lawfully filed and approved tariffs which are by this reference incorporated herein.

This Addendum is valid through 9/20/01/

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives on the dates set forth below.

Accepted by:

Subscriber:
US Data Authority

By: /S/ Dominick F. Maggio
Authorized Signature

Printed Name: Dominick F. Maggio

Title: COO/EVP

Date: 6-5-01

Company:
BellSouth Telecommunications, Inc.

By: ______________________________

Printed Name: ______________________

Title: Assistant Vice President

Date: _____________________________

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00
Option 1 of 1

Service description:
This Addendum provides adding intraLAAT Frame Relay Service at Subrate T3 Customer Connection speeds for 3, 6, 9, 12, 15, 18 and 21 Mbps to existing sold CSA FLOO-8348-00..

This Agreement is coterminous with CSA FL00-8348-00.

All rules and regulations of Contract Service Arrangement Agreement FL00-8348-00 apply to this Addendum Agreement.

There are no other changes, deletions, or additions to the above referenced Contract Service Arrangement Agreement included in this Addendum Agreement. All other terms and conditions as previously agreed and acknowledged remain unchanged and in full force.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
1.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 3 Mbps, each (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]
2.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 6 Mbps, each (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]
3.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 9 Mbps, each (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]
4.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 12 Mbps, each (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]
5.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 15 Mbps, each (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]
6.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 18 Mbps, each	$[**]	$[**]	[**]

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
6.	(Addendum to FL00-8348-00 -add Subrate T3 speed))
	Rate Element	Non-Recurring	Monthly Rate	USCC
7.	Subrate T3 Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. 21 Mbps, each (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]
8.	Subrate T3 Customer Connection Speed Change Request (See Note 3) (Addendum to FL00-8348-00 -add Subrate T3 speed)	$[**]	$[**]	[**]

NOTES:

All notices are applicable as per CSA FL00-8348-00.

Addendum to add additional notes as follows:

Note 1. All applicable regulations for BellSouth Frame Relay Service as set forth in their respective Tariffs are in addition to the regulations contained in this Special Service Arrangement (SSA).

Note 2. If any of the service is disconnected prior to the expiration of this SSA, then the Subscriber will pay applicable termination liability charges, and a one time Contract Preparation Charge of [**] ($[**].00).

Note 3. This nonrecurring charge applies per Subrate TC Customer Connection (defined as a Customer Connection from 3 Mbps to 33 Mbps) requested to be changed to either 1) another speed Subrate T3 Customer Connection or 2) to a 44.210 Mbps Customer Connection. Accordingly, the Subrate T3 Speed Change Charge applies in lieu of the Nonrecurring Charge specified in Rates and charges for the new speed Customer Connection.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00
Option 1 of 1

RATES AND CHARGES

NOTES:

Note 4. Apply appropriate End User Connection Line charges for each Broadband Exchange Line as provided in the FCC No. 1 Tariff, Section 4.6.

All trademarks and service marks contained herein are the property of BellSouth Intellectual Property Corporation.

END OF ARRANGEMENT AGREEMENT OPTION 1

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4827-00

THE UNDERSIGNED PARTIES, BellSouth Telecommunications, Inc., a Georgia corporation, d/b/a BellSouth ("Company") and US Data Authority ("Customer or Subscriber"), hereby agree, as acknowledged by their appropriate signatures as set out below, to amend and change Special Service Arrangement Agreement F00-8348-00. This Addendum Agreement is based upon the following terms and conditions as well as any Attachment(s) affixed and the appropriate lawfully filed and approved tariffs which are by this reference incorporated herein.

This Addendum is valid through 9/20/01/

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives on the dates set forth below.

Accepted by:

Subscriber:
US Data Authority

By: /S/ Dominick F. Maggio
Authorized Signature

Printed Name: Dominick F. Maggio

Title: COO/EVP

Date: 6-5-01

Company:
BellSouth Telecommunications, Inc.

By: ______________________________

Printed Name: ______________________

Title: Assistant Vice President

Date: _____________________________

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4827-00
Option 1 of 1

Service description:
This Addendum provides additional discounts and extending rates for [**] ([**]) months for intraLATA Frame Relay and Broadband Exchange Line Service to existing sold Contract Service Arrangement (CSA) FL00-8348-00.

All rules and regulations of Contract Service Arrangement Agreement FL00-8348-00 apply to this Addendum Agreement.

There are no other changes, deletions, or additions to the above referenced Contract Service Arrangement Agreement included in this Addendum Agreement. All other terms and conditions as previously agreed and acknowledged remain unchanged and in full force.

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
1.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1, (provisioning USOC:XAPD1)
56 Mbps, each
(Addendum to FL00-8348-00 -add 56 Kbps speed)

		$[**]	$[**]	[**]
2.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1, (provisioning USOC:XAPD1)
64 Mbps, each
(Addendum to FL00-8348-00 -add 64 Kbps speed)

		$[**]	$[**]	[**]
3.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1, (provisioning USOC:XAPD1)
128 Mbps, each
(Addendum to FL00-8348-00 -add 128 Kbps speed)

		$[**]	$[**]	[**]
4.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1, (provisioning USOC:XAPD1)
256 Mbps, each
(Addendum to FL00-8348-00 -add 256 Kbps speed)

		$[**]	$[**]	[**]

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4075-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
5.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1, (provisioning USOC:XAPD1)
1.536 Mbps, each
(Addendum to FL00-8348-00 -add 1.536 Mbps speed)

		$[**]	$[**]	[**]
6.

Customer Connection to Frame Relay, minimum of 1 required per Customer to subscribe to Frame Relay Service. Each Customer Connection includes 1 DLC1, (provisioning USOC:XAPD1)
44.210 Mbps, each
(Addendum to FL00-8348-00 -add 44.210 Mbps speed)

		$[**]	$[**]	[**]
7.	Broadband Exchange Line-FPO, 56 Kbps, each (Addendum to FL00-8348-00 - add 56 Kbps speed).	$[**]	$[**]	[**]
8.	Broadband Exchange Line-FPO, 64 Kbps, each (Addendum to FL00-8348-00 - add 64 Kbps speed).	$[**]	$[**]	[**]
9.	Broadband Exchange Line-FPO, 1.536 Mbps, each (Addendum to FL00-8348-00 - add 1.536 Mbps speed).	$[**]	$[**]	[**]
10.	Broadband Exchange Line-FPO, 44.210 Mbps, each (Addendum to FL00-8348-00 - add 44.210 Mbps speed).	$[**]	$[**]	[**]

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4827-00
Option 1 of 1

RATES AND CHARGES
	Rate Element	Non-Recurring	Monthly Rate	USCC
11.	Frame Relay Service Feature Charge. Data Link Connection Identifier (DLCI), Additional, per Customer Connection (Addendum to FL--8348-00 - add Rate Element).	$[**]	$[**]	[**]
12.	Committed Information Rate (CIR)(per DLCI) cannot exceed the minimum transmission speed of the link at either end of the PVC. 0Kbps (Addendum to FL00-8348-00 - add Rate Element).	$[**]	$[**]	[**]

NOTES:

All notices are applicable as per CSA FL00-8348-00.

Addendum to add additional notes as follows:

This Agreement is contingent upon Subscriber ordering a quantity of [**] ([**]) Frame Relay Broadband Exchange Lines within 37 months of execution of this Agreement with a ramp up period of [**] ([**]) months to reach a minimum requirement of [**] ([**]) Frame Relay Broadband Exchange Lines. Company agrees to waive the nonrecurring Charges and Termination Liability Charges for those Frame Relay Services disconnected, providing the MINIMUM INSTALLED QUANTITY requirements are maintained.

Should the above quantities not be attained within the time periods designated, the services will revert to the tariff at [**] ([**]) month securing rates with full installation charges applied as listed below.
Rate Element #1-2 Rate Element #3-4 Rate Element #5 Rate Element #6 Rate Element #7-8	$[**] each $[**] each $[**] each $[**] each $[**] each

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4827-00
Option 1 of 1

RATES AND CHARGES

NOTES:

Note 4. Apply appropriate End User Connection Line charges for each Broadband Exchange Line as provided in the FCC No. 1 Tariff, Section 4.6.

All trademarks and service marks contained herein are the property of BellSouth Intellectual Property Corporation.

END OF ARRANGEMENT AGREEMENT OPTION 1

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01

ADDENDUM
AGREEMENT

Case Number FLOO-4287-00
Option 1 of 1

RATES AND CHARGES

NOTES:
Rate Element #9 Rate Element #10 Contract Preparation Charge	$[**] each $[**] each $[**]

Apply appropriate End User Connection Line charges for each Broadband Exchange Line as provided in the FCC No. 1 Tariff, Section 4.6.

These rates and charges include the rate elements that have not been specifically discounted. Other rate elements that are used in the provision of the service may not been listed but can be found in the appropriate BellSouth tariff.

END OF ARRANGEMENT AGREEMENT OPTION 1

PRIVATE/PROPRIETARY

CONTAINS PRIVATE AND/OR PROPIIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES EXCEPT PURSUANT TO A WRITTEN AGREEMENT.

Customer initials /s/DFM
Date 6-5-01